Janus Detroit Street Trust

Janus Small Cap Growth Alpha ETF

Janus Small/Mid Cap Growth Alpha ETF

Janus Velocity Tail Risk Hedged Large Cap ETF

Janus Velocity Volatility Hedged Large Cap ETF

The Health and Fitness ETF

The Long-Term Care ETF

The Obesity ETF

The Organics ETF

(collectively, the “Funds”)

Supplement dated April 19, 2017

to Currently Effective Prospectuses

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson intends to merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Funds and Janus Capital. As a result, the consummation of the Merger would cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Funds’ Board of Trustees approved a new advisory agreement with Janus Capital on behalf of each Fund after taking into consideration the anticipated post-merger ownership structure of Janus Capital (“Post-Merger Advisory Agreement”). At the same meeting, the Trustees also approved submitting the Post-Merger Advisory Agreement to the Funds’ shareholders for approval.

On March 17, 2017, shareholders of Janus Velocity Tail Risk Hedged Large Cap ETF, Janus Velocity Volatility Hedged Large Cap ETF, and The Obesity ETF approved the Post-Merger Agreement with Janus Capital. On April 6, 2017, shareholders of Janus Small Cap Growth Alpha ETF and Janus Small/Mid Cap Growth Alpha ETF approved the Post-Merger Agreement with Janus Capital. On April 18, 2017, shareholders of The Health and Fitness ETF, The Long-Term Care ETF and The Organics ETF approved the Post-Merger Agreement with Janus Capital.

The Post-Merger Advisory Agreement will take effect upon the consummation of the Merger.

Please retain this Supplement with your records.